10.14(a)
ASSIGNMENT OF
AGREEMENT GRANTING MOORAGE AND OTHER RIGHTS
     THIS ASSIGNMENT OF AGREEMENT GRANTING MOORAGE AND OTHER RIGHTS (the “Assignment”) is made effective as of the 14th day of March, 2002, by and between GREENVILLE CASINO PARTNERS, L.P., a Mississippi limited partnership, whose address is P.O. Box 1294, Greenville, MS 38702-1294 (“Assignor”), and JMBS CASINO LLC, a Mississippi limited liability company, whose address is 3061 Prestwicke Drive, Edgewood, KY 41017 (“Assignee”) as follows:
WITNESSETH:
     WHEREAS, The City of Greenville, Mississippi, a municipality (the “City”) entered into an Agreement Granting Moorage and other Rights with Casino Gaming International, Limited, a Mississippi corporation (“Las Vegas Casino”) dated August 30, 1996 (the “Agreement”), pertaining to property more fully described on Exhibit A attached hereto and incorporated herein; and
     WHEREAS, Las Vegas Casino assigned its rights under the Agreement to Assignor by virtue of an Assignment dated December 13, 2001, recorded in Book 2222, Page 072, of the Washington County, Mississippi Records; and
     WHEREAS, Assignor and Assignee are parties to an Asset Purchase Agreement dated January 26, 2002 (the “Purchase Agreement”), and pursuant to the Purchase Agreement, the Assignor is required to assign all of its rights under the Agreement to Assignee.
     NOW, THEREFORE, for good and valuable consideration paid, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:
     1. Assignor does hereby assign and convey to Assignee all of Assignor’s right, title and interest in, to and under the Agreement.
     2. Assignee hereby accepts said Assignment and assumes all of the benefits and agrees to perform all of the obligations of Assignor under the Agreement.
     3. Assignee in accepting said Assignment acknowledges that it is familiar with the terms, provisions and conditions of the Agreement and agrees to fully perform and abide by all of the terms, provisions and conditions of Assignor thereunder, all in accordance with the terms hereof and the terms of the Asset Purchase Agreement between Assignor and Assignee dated January 26, 2002.

     IN WITNESS WHEREOF, the parties have executed this Assignment as of the dates set forth below in their respective acknowledgments, with this Assignment to be effective March 14, 2002.

WITNESSES:

(As to Assignor)	ASSIGNOR:
GREENVILLE CASINO PARTNERS, L.P.,
a Mississippi limited partnership

/s/ Illegible	By:	/s/ M J JACOBSON

Printed Name: Illegible		Name: M. J. JACOBSON
Title: CEO

/s/ Illegible

Printed Name: Illegible

(As to Assignee)	ASSIGNEE:

JMBS CASINO LLC
a Mississippi limited liability company

/s/ Illegible	By:	/s/ Joseph A. Yung

Printed Name: Illegible		Joseph A. Yung, Manager

/s/ Illegible

Printed Name: Illegible

STATE OF MISSISSIPPI	)
	)	SS:
COUNTY OF WASHINGTON	)
     The foregoing instrument was acknowledged before me this 14TH day of March, 2002, by M. J. JACOBSON, the CEO of GREENVILLE CASINO PARTNERS, L.P., a Mississippi limited partnership, on behalf of the partnership, the Assignee in the foregoing Assignment.

/s/ Illegible
Notary Public

STATE OF MISSISSIPPI	)
	)	SS:
COUNTY OF WASHINGTON	)
     The foregoing instrument was acknowledged before me this 14TH day of March, 2002, by Joseph A. Yung, the Manager of JMBS CASINO LLC, a Mississippi limited liability company, on behalf of the company as Assignor in the foregoing Assignment.

/s/ Illegible
Notary Public

This instrument prepared by:
Tedd H. Friedman, Esq.
Katz, Teller, Brant & Hild
2400 Chemed Center
255 East Fifth Street
Cincinnati, Ohio 45202-4724
(513)721-4532
KTBH: 514210.2

Exhibit “A”
PARCEL 7.
(Moorage Rights)
Parcel 7.1 (Formerly The Marina, Inc. Leasehold)
Commencing at the Southeast corner of Block 8, Bachelor Bend Addition as the same appears of record in Deed Book “T”, Page 169, of the land records of Washington County, Mississippi, which corner is also the Northwest corner of Walnut and Central Street intersection; thence along the North right-of-way line of Central Street Extended, North 55°30’ West 481.47 feet to brass cap near water’s edge; thence North 34°30’ East 187.70 feet to a brass cap which is the North end of property herein leased and is also being the point of beginning; thence South 34°30’ West 350.0 feet to a brass cap which is the South end of frontage herein leased; being part of Blocks 6 and 7 of the Bachelor Bend Addition to the City of Greenville and the right-of-way of Central Avenue, as shown on the plat of the Bachelor Bend Addition of record in said Deed Book “T”, at Page 169, and being located in Section 6 of Township 18 North, Range 8 West, in the City of Greenville, Washington County, Mississippi.
Parcel 7.2 (Formerly Casino Gaming International, Limited Leasehold)
Moorage rights upon a strip 65 feet in length, and extending East or West (as the case may be from time to time) to the East water’s edge of Lake Ferguson as it rises and falls (and extending eastward thereof as far as reasonably necessary for the safe moorage of and vessel (s) as described in this Agreement), and fronting on the Greenville City wharf, North of the 350.0 foot strip leased in that certain Lease Agreement dated June 29, 1988, between The City Council of Greenville, Mississippi, and The Marina, Inc., which strip has the following legal description, to-wit:

Commencing at the Southeast corner of Block 8, Bachelor Bend Addition as the same appears of record in Deed Book “T”, Page 169, of the land records of Washington County, Mississippi, which corner is also the Northwest corner of Walnut and Central Street intersection; thence along the North right-of-way line of Central Street Extended, North 55°30’ West 481.47 feet to brass cap near water’s edge; thence North 34°30’ East 187.70 feet to a brass cap which is the North end of property herein leased and is also being the point of beginning; thence South 34°30’ West 350.0 feet to a brass cap which is the South end of frontage herein leased; being part of Blocks 6 and 7 of the Bachelor Bend Addition to the City of Greenville and the right-of-way of Central Avenue, as shown on the plat of the Bachelor Bend Addition of record in said Deed Book “T”, at Page 169, and being located in Section 6 of Township 18 North, Range 8 West, in the City of Greenville, Washington County, Mississippi.
Indexing Instructions:
Section 6, Township 18 North, Range 8 West; Block 6, 7, 8, Bachelor Bend Addition to the City of Greenville, Washington County, MS.